UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT
               Filed Pursuant to Section 13 OR 15(d) of
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  NOVEMBER 1, 1995




                  METROMEDIA INTERNATIONAL GROUP, INC.
        (Exact name of registrant as specified in its charter)



        DELAWARE                    1-5706              58-0971455
(State or other jurisdiction   (Commission File  (IRS Employer Identification
       of incorporation)              Number)             Number)



                       945 East Paces Ferry Road
                              Suite 2210
                        Atlanta, Georgia  30326
               (Address of principal executive offices)



Registrant's telephone number, including area code:  (404) 261-6190

Item 1.   CHANGES IN CONTROL OF REGISTRANT


          On November 1, 1995, the Registrant, Orion Pictures Corporation

("Orion"), Metromedia International Telecommunications, Inc. ("MITI"),

MCEG Sterling Incorporated ("Sterling"), OPC Merger Corp. ("OPC

Mergerco") and MITI Merger Corp. ("MITI Mergerco") consummated the

Mergers (as defined below) contemplated by the previously announced

Amended and Restated Agreement and Plan of Merger (the "Merger

Agreement") dated as of September 27, 1995 among the Registrant, Orion,

MITI, Sterling, OPC Mergerco and MITI Mergerco.  The Merger Agreement

provided for, among other things, the simultaneous mergers (the

"Mergers") of each of Orion and MITI with and into the Registrant's recently-formed subsidiaries, OPC Mergerco and MITI Mergerco,

respectively, and the merger of Sterling with and into the Registrant.

In connection with the Mergers, the Registrant changed its name from The

Actava Group Inc. to Metromedia International Group, Inc.

          Upon consummation of the Mergers, all of the outstanding shares of the Common Stock, par value $.25 per share of Orion (the "Orion Common

Stock"), the Common Stock, par value $.001 per share, of MITI (the "MITI

Common Stock") and the Common Stock, par value $.001 per share, of

Sterling (the "Sterling Common Stock") were converted into shares of the

Common Stock, par value $1.00 per share, of the Registrant ("Common

Stock") pursuant to formulas contained in the Merger Agreement.  Pursuant to such formulas, holders of Orion Common Stock received .57143 shares of

Common Stock for each share of Orion Common Stock (resulting in the issuance of approximately 11,428,600 shares of Common Stock to the holders of Orion Common Stock), holders of MITI Common Stock received

5.54937 shares of Common Stock for each share of MITI Common Stock

(resulting in the issuance of approximately 9,523,817 shares of Common

Stock to the holders of MITI Common Stock) and holders of Sterling Common

Stock received .04309 shares of Common Stock for each share of Sterling

Common Stock (resulting in the issuance of approximately 483,254 shares of Common Stock to the holders of Sterling Common Stock).  In addition,

pursuant to the terms of the Contribution Agreement dated as of

November 1, 1995 among the Registrant and two affiliates of Metromedia

Company, MetProductions, Inc. ("MetProductions") and Met International,

Inc. ("Met International"), MetProductions and Met International

contributed to the Registrant an aggregate of approximately $37,068,303 principal amount of indebtedness of Orion and its affiliate and an affiliate of MITI owed to MetProductions and Met International,

respectively, in exchange for an aggregate of approximately 3,530,314 shares of Common Stock.

          Immediately prior to the consummation of the Mergers, there were approximately 17,490,901 shares of Common Stock outstanding.  As a result of the consummation of the Mergers and the transactions contemplated by the Contribution Agreement, the Registrant issued an aggregate of approximately 24,965,985 shares of Common Stock.  Following consummation of the Mergers and the transactions contemplated by the

Contribution Agreement, Metromedia Company and its affiliates

(collectively, the "Metromedia Holders") collectively received an aggregate of approximately 15,252,128 shares of Common Stock (or approximately 35.9% of the issued and outstanding shares of Common

Stock).

          A three person Office of the Chairman was created to manage the business and affairs of the Registrant following consummation of the

Mergers.  The Office of the Chairman consists of the following persons:

John W. Kluge, the Chairman of the Board of Orion and MITI prior to the

Mergers, as Chairman of the Board of the Registrant; Stuart Subotnick,

the Vice Chairman of Orion and MITI prior to the Mergers, as Vice

Chairman of the Registrant; and John D. Phillips, the President and Chief

Executive Officer of the Registrant prior to the Mergers, as President and Chief Executive Officer of the Registrant.

          In addition, pursuant to the terms of the Merger Agreement, the

Metromedia Holders, through their control of Orion, appointed six of ten members of the Registrant's initial Board of Directors.  The Directors appointed by the Metromedia Holders are John W. Kluge, Stuart Subotnick,

Silvia Kessel, Richard J. Sherwin, Arnold L. Wadler and Leonard White.

Pursuant to the terms of the Merger Agreement, the remaining four members of the Registrant's initial Board of Directors, John D. Phillips, John P.

Imlay,Jr., Clark A. Johnson and Carl E. Sanders, were appointed by the

Board of Directors of the Registrant prior to the Mergers.  The Board of

Directors of the Registrant is divided into three classes.  One class of directors was initially elected for a term expiring at the annual meeting of stockholders of the Registrant to be held in 1996 (the "Class I

Directors"), a second class of directors was initially elected for a term expiring at the annual meeting of stockholders of the Registrant to be held in 1997 (the "Class II Directors"), and a third class of directors was initially elected for a term expiring at the annual meeting of stockholders of the Registrant to be held in 1998 (the "Class III

Directors").  Members of each class will hold office until their successors are elected and qualified.  At each succeeding annual meeting of the stockholders of the Registrant, the successors of the class of directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting and will hold office for a three-year term.  The Class I Directors of the Registrant are John W.

Kluge, Stuart Subotnick and John P. Imlay, Jr.  The Class II Directors of

the Registrant are John D. Phillips, Richard J. Sherwin and Leonard

White.  The Class III Directors of the Registrant are Clark A. Johnson,

Silvia Kessel, Carl E. Sanders and Arnold L. Wadler.

          In connection with the Mergers, the Common Stock was delisted from the New York Stock Exchange and is now listed on the American Stock

Exchange, trading under the ticker symbol "MMG."

          The Metromedia Holders had the right to appoint a majority of the members of the initial Board of Directors of the Registrant as a result of their majority ownership of the Orion Common Stock and their control, with a member of Orion's management, of the Board of Directors of Orion.  In addition, the Metromedia Holders are now the Registrant's single largest stockholder.  Accordingly, the Metromedia Holders currently control the direction and operations of the Registrant.

          Due to the existence of common control of Orion and MITI prior to consummation of the Mergers, their combination pursuant to the Mergers will be accounted for as a combination of entities under common control.

As a result, the combination of Orion and MITI will be effected utilizing historical costs for the ownership interests of the Metromedia Holders.

The remaining ownership interests of MITI other than those of the

Metromedia Holders will be accounted for in accordance with the purchase method of accounting based on the fair value of such ownership interests,

as determined by the value of the shares received by the holders of such interests at the effective time of the Mergers.  For accounting purposes only, Orion and MITI have been deemed to be the joint acquiror of the

Registrant and Sterling.  The acquisition of the Registrant and Sterling will be accounted for as a purchase.  As a result of the reverse acquisition, the historical financial statements of the Registrant for periods prior to the Mergers will be those of Orion rather than the

Registrant.


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          See Item 1 for a description of the Mergers.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On November 1, 1995, the Board of Directors of the Registrant

approved the engagement of KPMG Peat Marwick LLP ("KPMG") as its independent auditors for the fiscal year ended December 31, 1995 to replace Ernst & Young LLP ("Ernst & Young") who were dismissed as auditors of the Registrant effective November 1, 1995.

          In connection with the audits of the Registrant's financial statements for the fiscal years ended December 31, 1994 and 1993, and in the subsequent interim period, there did not exist any disagreements between the Registrant and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst &

Young, would have caused Ernst & Young to have referred to the subject matter of disagreement in its report.

          Prior to the engagement of KPMG, no member of that firm was consulted by the Registrant (i) for the purpose of obtaining a written report or oral advice with regard to the application of accounting principles to a specified transaction of the Registrant, either completed or proposed, (ii) regarding an inquiry as to the type of audit opinion that may be rendered on the Registrant's financial statements or

(iii) regarding any matter that was the subject of a disagreement with

Ernst & Young or which constituted a reportable event pursuant to

Item 304(a)(1)(v) of Regulation S-K.

          By letters dated November 6, 1995, copies of this Report on

Form 8-K were delivered to Ernst & Young and to KPMG for their comment.

Ernst & Young's response is attached hereto as Exhibit 16(a) to this

Report.

Item 7.   Financial Statements, Pro Forma

          FINANCIAL INFORMATION AND EXHIBITS

     (a)  The audited financial statements of Orion as of and for its fiscal years ended February 28, 1995, 1994 and 1993 required by this item, including the reports of independent auditors, the audited Financial Statements of Sterling as of and for its fiscal years ended March 31, 1995, 1994 and 1993 required by this item, including the reports of independent auditors, the unaudited Financial Statements of Sterling as of and for the three months ended June 30, 1995 and 1994 required by this item, the audited financial statements of MITI as of and for its fiscal years ended December 31, 1994, 1993 and 1992

          required by this item, including the reports of independent auditors, and the unaudited Financial Statements of MITI as of and for the six months ended June 30, 1995 and 1994 required by this item are hereby incorporated by reference from the

          Registrant's Registration Statement on Form S-4 (Registration

          No.33-63003) declared effective by the Securities and Exchange

          Commission on September 28, 1995.  The unaudited financial statements of Orion as of and for the six months ended

          August 31, 1995 and 1994 required by this item are hereby

          incorporated by reference from Orion Pictures Corporation's

          Quarterly Report on Form 10-Q for the quarter ended August 31,

          1995 (File No.1-5979).

     (b)  Pro Forma Financial Information of the Registrant required by this item giving effect to the transactions described in Item 2 of this Report is hereby incorporated by reference from the

          Registrant's Registration Statement on Form S-3 (Registration

          No.33-63853) as filed with the Securities and Exchange

          Commission on October 31, 1995.

     (c)  The following are exhibits to this Report and are filed herewith:


          Exhibit 16(a)       Letter dated November 8, 1995, from Ernst &

                               Young LLP addressed to the Securities and

                               Exchange Commission stating its agreement

                               with the contents of this Current Report,

                               dated November 1, 1995.

                            SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    METROMEDIA INTERNATIONAL GROUP, INC.
                    (Registrant)



                    By:   /S/ ROBERT A. MARESCA
                       -------------------------------
                       Robert A. Maresca
                       Senior Vice President


Dated:  November 8, 1995

                           EXHIBIT INDEX

               METROMEDIA INTERNATIONAL GROUP, INC.

                    Current Report on Form 8-K
                      Dated November 1, 1995


EXHIBIT NO.                         DESCRIPTION

16(a) Letter dated November 8, 1995, from Ernst & Young LLP addressed to the Securities and Exchange Commission stating its agreement with the contents of this Current Report, dated November 1, 1995.